UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

IDEANOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1441 Broadway, Suite 5116
New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

212-206-1216
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information regarding the APA (as defined below) and the DIP Credit Agreement (as defined below) set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K will have the meaning given to them in the DIP Credit Agreement.

Item 1.03. Bankruptcy or Receivership.

Chapter 11 Filing

On December 4, 2024, Ideanomics, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of the Chapter 11 Cases under the caption “In re Ideanomics, Inc., et al.”

No trustee has been appointed and the Company will continue to manage itself and its subsidiaries as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. The Debtors are seeking approval of a variety of “first day” motions containing customary relief intended to assure the Debtors’ ability to continue their ordinary course operations. In connection with the Chapter 11 Cases, the Debtors are seeking authority to sell substantially all of their assets pursuant to Section 363 of the Bankruptcy Code. Bankruptcy Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s noticing and claims agent, Epiq Corporate Restructuring, at https://dm.epiq11.com/case/ideanomics/info.

APA

In connection with the Chapter 11 Cases, effective December 4, 2024, the Company, Wireless Advanced Vehicle Electrification LLC, Via Motors International, Inc., Via Motors, Inc., Justly Holdings Inc., Justly Markets LLC, and Timios Holding Corp. (collectively with the Company, “Sellers”) entered into an asset purchase agreement (the “APA”) with Tillou Management and Consulting LLC (“Purchaser”). Pursuant to the terms of the APA, Sellers agreed to sell to Purchaser all or substantially all of Sellers’ assets for a purchase price of (i) the assumption of certain liabilities of Sellers, including payment in cash of the cure costs for assumed contracts; (ii) the amount required to pay and satisfy in full in cash any encumbrances against the purchased assets that are senior to the liens of Purchaser; (iii) the amount required to pay the success fee of the Company’s financial advisor and (iv) the credit bid of the Credit Bid Amount (as defined in the APA).

The APA contains customary representations, warranties and covenants. The parties expect to close the Transactions in the first calendar quarter of 2025, subject to customary closing conditions and approval by the Bankruptcy Court. The APA does not impose any post-closing indemnification obligations on either Sellers or Purchaser.

Sellers plans to file the APA with the Bankruptcy Court along with a motion seeking, among other relief, a referenced motion seeking approval of the Purchaser as stalking horse purchaser subject to higher and better bids in a sale process, with an auction, if necessary.
The APA may be terminated, subject to certain exceptions: (a) by the mutual written consent of the parties; (b) by the Company or Purchaser if the closing has not occurred prior to February 28, 2025; (c) by Purchaser if any Seller seeks to have the Bankruptcy Court enter an order dismissing, or converting into cases under (i) chapter 7 of the Bankruptcy Code, any of the Bankruptcy Cases, or appointing a trustee in the Bankruptcy Cases or appointing a responsible officer or an examiner with enlarged power relating to the operation of the Sellers’ business (beyond those set forth in section 1106(a)(3) or (4) of the Bankruptcy Code) under section 1106(b) of the Bankruptcy Code, or (ii) an order of dismissal, conversion or appointment is entered for any reason and is not reversed or vacated within 14 days after entry thereof; (d) by Purchaser if the Bankruptcy Court does not enter certain orders or complete other milestone tasks by the dates specified in the APA; (e) by Purchaser, if any Seller is in in material default (after giving effect to all applicable cure periods) under the DIP Credit Agreement; (f) by the Company or Purchaser if there is in effect a final order of a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the APA; (g) by the Company or Purchaser if any Seller has agreed to enter into an Alternative Transaction (as defined in the APA) or automatically upon the consummation of such Alternative Transaction; (h) by the Company or Purchaser if, under section 363(k) of the Bankruptcy Code, Purchaser is disallowed from credit bidding as agreed in the APA; (i) by the Company in the event of certain breaches or failures to perform by Purchaser of its representations, warranties or covenants contained in the APA; (j) by Purchaser in the event of certain breaches or failures to perform by Sellers of their representations, warranties or covenants contained in the APA; or (k) by Purchaser if, during the Termination Period (as defined in the APA), Purchaser determines, in its sole and absolute discretion, pursuant to Section 9.15 of the APA for any reason not to proceed with the transactions contemplated by the APA.

The description of the APA set forth above is qualified in its entirety by reference to the APA filed herewith as Exhibit 2.1 and incorporated herein by reference.
DIP Credit Agreement

In connection with the Chapter 11 Cases, the Debtors entered into that certain Senior Secured Superpriority Debtor-in-Possession Loan Agreement, dated as of December 4, 2024 (the “DIP Credit Agreement”), with Tillou Management and Consulting LLC, as lender (the “DIP Lender”). The DIP Lender is also the holder of (i) the Company’s debentures sold pursuant to the Secured Debenture Purchase Agreement, dated as of October 25, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Ideanomics and YA II PN, Ltd. (“Yorkville”) which was assigned pursuant to that certain Assignment and Assumption Agreement dated October 29, 2024 by and among Yorkville and the Company, and (ii) that certain Amended and Restated Promissory Note, dated as of November 5, 2024, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Ideanomics and Tillou.
The DIP Lender will provide new financing commitments to the Company under a new money multiple draw term loan facility (the “New Money DIP Facility”) in an initial aggregate principal amount of up to $11,619,000 which is secured by substantially all of the Debtors’ assets. Under the New Money DIP Facility, (i) $6,957,000 will be available following Bankruptcy Court approval on an interim basis (the “Interim DIP Order”), and (ii) up to $11,619,000 million will be available following Bankruptcy Court approval on a final basis (the “Final DIP Order”).

The DIP Credit Agreement provides for a credit facility pursuant to which up to $18,872,350.64 of aggregate claims of the DIP Lender will, upon entry of the Interim DIP Order, on a dollar-for-dollar basis with new money advances, and upon entry of the Final DIP Order, the remainder of the DIP Lender’s outstanding claims, will automatically be deemed substituted and exchanged for, and converted, into debtor-in-possession loans (such credit facility, together with the New Money DIP Facility, the “DIP Facility”) on a cashless dollar-for-dollar basis, in each case, in accordance with and subject to the terms and conditions in the DIP Credit Agreement.

Borrowings under the New Money DIP Facility will bear interest at a rate of 12%. The DIP Credit Agreement includes milestones, representations and warranties, covenants applicable to the Debtors, and events of default. If an event of default under the DIP Credit Agreement occurs, the DIP Lender may, among other things, permanently reduce any remaining commitments and declare the outstanding obligations under the DIP Credit Agreement to be immediately due and payable.

The DIP Credit Agreement has a maturity date of the earliest of (a) August 5, 2025, (b) the date on which (i) a sale of all or substantially all of the Debtors’ assets have been consummated and (ii) the Bankruptcy Court has authorized payment the sale proceeds to the DIP Lender pursuant to section 363 of the Bankruptcy Code, (c) 45 days after the date the Company filed the Chapter 11 Cases, in the event that the Final DIP Order shall not have been entered on or before such date, (d) the date of dismissal of any case or conversion of any of the Chapter 11 Cases to a Chapter 7 case, (e) the effective date of a plan of reorganization, and (f) the date on which payment of the Obligations is accelerated by the DIP Lender as provided in the DIP Credit Agreement.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.03 of this Form 8-K regarding the DIP Credit Agreement is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

The information set forth in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statement on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The words “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “plan”, “project”, and similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on the Company’s current views and assumptions and involve risks and uncertainties that include, among other things: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, objections to the APA, DIP Credit Agreement or other pleadings filed that could protract the Chapter 11 Cases, the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of, and the transactions contemplated by, the APA and the DIP Credit Agreement, and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs related to the Chapter 11 Case; the ability of the Company to meet the closing conditions and successfully consummate the APA; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the trading price and volatility of the Company’s common stock; and other factors disclosed from time to time in the Company’s filings with the Securities and Exchange Commission or otherwise, including the factors discussed in Item 1A, Risk Factors, of the Company’s most recent Annual Report on Form 10-K. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company is not undertaking any obligation to update forward-looking statements or other statements it may make even though these statements may be affected by events or circumstances occurring after the forward-looking statements or other statements were made.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1
Asset Purchase Agreement as of December 4, 2024, by and among Ideanomics, Inc., Wireless Advanced Vehicle Electrification LLC, Via Motors International, Inc., Via Motors, Inc., Justly Holdings Inc., Justly Markets LLC, and Timios Holding Corp., as Sellers, and Tillou Management and Consulting LLC, as Purchaser.

10.1
Senior Secured Superpriority Debtor-in-Possession Loan Agreement as of December 4, 2024, by and among Ideanomics, Inc., Wireless Advanced Vehicle Electrification LLC, Via Motors International, Inc., Via Motors, Inc., Justly Holdings Inc., Justly Markets LLC, and Timios Holding Corp., as Debtors, and Tillou Management and Consulting LLC, as DIP Lender.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEANOMICS, INC.

	By:	/s/ Alfred P. Poor
Date: December 4, 2024	Name: Alfred P. Poor
Title: Chief Executive Officer